ACQUISTION AND DIVESTITURE ACTIVITY	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquistion and divestiture activity
ACQUISITION AND DIVESTITURE ACTIVITY
We consolidate assets acquired and liabilities assumed as of the purchase date and include earnings from acquisitions in consolidated earnings after the purchase date.
ACQUISITIONS
Sempra Mexico
The following table summarizes the total fair value of the 2016 business combinations at Sempra Mexico described below and the values of the assets acquired and liabilities assumed at the dates of acquisition:

PURCHASE PRICE ALLOCATIONS
(Dollars in millions)
	GdC	Ventika
	At September 26, 2016(1)	At December 14, 2016
Fair value of business combination:
Cash consideration (fair value of total consideration)	$1,144	$310
Fair value of equity interest in GdC immediately prior to acquisition	1,144	—
Total fair value of business combination	$2,288	$310

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents	$66	$—
Restricted cash	—	68
Accounts receivable(2)	39	14
Other current assets	6	1
Other intangible assets	—	154
Deferred income taxes	—	23
Regulatory assets	33	—
Property, plant and equipment	1,248	673
Other noncurrent assets	1	3
Short-term debt	—	(125)
Accounts payable	(11)	(1)
Due to unconsolidated affiliates	(3)	—
Current portion of long-term debt	(49)	(7)
Fixed-price contracts and other derivatives, current	(6)	(4)
Other current liabilities	(20)	(8)
Long-term debt	(315)	(478)
Asset retirement obligations	(5)	(2)
Deferred income taxes	(127)	(120)
Fixed-price contracts and other derivatives, noncurrent	(19)	(10)
Other noncurrent liabilities	(11)	—
Total identifiable net assets	827	181
Goodwill	1,461	129
Total fair value of business combination	$2,288	$310

(1)
During the fourth quarter of 2016, we received additional information regarding GdC’s deferred income taxes as of the acquisition date, primarily related to basis differences in GdC’s property, plant and equipment. As a result, we recorded measurement period adjustments that resulted in a net increase to goodwill of $86 million, an increase in deferred income tax liabilities of $119 million and $33 million of regulatory assets related to deferred income taxes on AFUDC.

(2)	We expect acquired accounts receivable to be substantially realizable in cash. Accounts receivable are net of negligible collection allowances.

At December 31, 2016, the purchase price allocations for the acquisitions were preliminary and subject to completion. Adjustments to the current fair value estimates in the above table may occur as the process conducted for various valuations and assessments is finalized primarily related to tax assets, liabilities and other attributes. During the measurement periods, which may be up to one year from the respective acquisition dates, we may record adjustments to the assets acquired and liabilities assumed with a corresponding offset to goodwill. Upon conclusion of the measurement periods or final determination of the values of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded through earnings in the periods in which they occur.
Gasoductos de Chihuahua S. de R.L. de C.V.
Background and Financing. In July 2015, IEnova entered into an agreement to purchase Petróleos Mexicanos’ (or PEMEX, the Mexican state-owned oil company) 50-percent interest in GdC. GdC develops and operates energy infrastructure in Mexico. On September 21, 2016, IEnova received approval for the acquisition from Mexico’s Comisión Federal de Competencia Económica. On September 26, 2016, IEnova completed the acquisition of PEMEX’s 50-percent interest in GdC for a purchase price of $1.144 billion (exclusive of $66 million of cash and cash equivalents acquired), plus the assumption of $364 million of long-term debt, increasing IEnova’s ownership interest in GdC to 100 percent. GdC became a consolidated subsidiary of IEnova on this date. Prior to the acquisition date, IEnova owned 50 percent of GdC and accounted for its interest as an equity method investment.
The assets involved in the acquisition include three natural gas pipelines, an ethane pipeline, and a liquid petroleum gas pipeline and associated storage terminal. The transaction excludes the Los Ramones Norte pipeline, in which IEnova will continue holding an indirect 25-percent ownership interest through GdC’s interest in DEN. As of the acquisition date, IEnova continues to hold a 50-percent interest in DEN through GdC and accounts for it as an equity method investment. PEMEX continues to hold its 50-percent interest in DEN, which enables us to have an ongoing relationship with PEMEX for joint development of new projects in the future.
We paid $1.078 billion in cash ($1.144 billion purchase price less $66 million of cash and cash equivalents acquired), which was funded using interim financing provided by Sempra Global through a $1.15 billion bridge loan to IEnova. Sempra Global funded the majority of the transaction using commercial paper borrowings. As we discuss in Note 1, in October 2016, IEnova completed a private follow-on offering of its common stock in the U.S. and outside of Mexico and a concurrent public common stock offering in Mexico. IEnova used a portion of the proceeds from the offerings to fully repay the Sempra Global bridge loan.
Purchase Price Allocation. We accounted for this business combination using the acquisition method of accounting whereby the total fair value of the business acquired is allocated to identifiable assets acquired and liabilities assumed based on their respective fair values, with any excess recognized as goodwill at the Sempra Mexico reportable segment. We expect the GdC acquisition to have strategic benefits, including opportunities for expansion into areas such as the transportation and storage of refined products; and a larger platform and presence in Mexico to participate in energy sector reform, reflecting the value of goodwill recognized. None of the goodwill is expected to be deductible in Mexico or the United States for income tax purposes.
Gain on Remeasurement of Equity Method Investment. In the year ended December 31, 2016, we recorded a pretax gain of $617 million ($432 million after-tax) for the excess of the acquisition-date fair value of Sempra Mexico’s previously held equity interest in GdC over the carrying value of that interest, included as Remeasurement of Equity Method Investment on the Sempra Energy Consolidated Statement of Operations. We used a market approach to measure the acquisition-date fair value of IEnova’s equity interest in GdC immediately prior to the business acquisition. We discuss non-recurring fair value measures and the associated accounting impact of the GdC acquisition in Note 10.
Valuation of GdC’s Assets and Liabilities. Based on the nature of the Mexico regulatory environment and the oversight surrounding the establishment and maintenance of rates that GdC charges for services on its assets, GdC applies the guidance under the provisions of U.S. GAAP governing rate-regulated operations. Therefore, when determining the fair value of the acquired assets and liabilities assumed, we considered the effect of regulation on a market participant’s view of the highest and best use of the assets, in particular for the fair value of GdC’s PP&E. Under U.S. GAAP, regulation is viewed as being a characteristic (restriction) of a regulated entity’s PP&E, and the impact of regulation is considered a fundamental input to measuring the fair value of PP&E in a business combination involving a regulated business. As a regulated business will generally earn a return of its costs and a reasonable return on its invested capital, but nothing more, the value of a regulated business is the value of its invested capital.
Under this premise, the fair value of the PP&E of a regulated business is generally assumed to be equivalent to carrying value for financial reporting purposes. Management has concluded that the carrying value of GdC’s PP&E is representative of fair value.
We applied an income approach, specifically the discounted cash flow method, to measure the fair value of debt and derivatives. We valued debt by discounting future debt payments by a market yield and we valued derivatives by discounting the future interest payments under the fixed and floating rates using current market data.
For substantially all other assets and liabilities, our analysis indicates that historical carrying value approximates fair value due to their short-term nature.
Impact on Operating Results. We incurred acquisition costs of $4 million and $1 million in the years ended December 31, 2016 and 2015, respectively. These costs are included in Operation and Maintenance Expense on the Sempra Energy Consolidated Statements of Operations.
For the year ended December 31, 2016, the Sempra Energy Consolidated Statement of Operations includes $82 million of revenues and $33 million of earnings (after noncontrolling interest) from GdC since the September 26, 2016 date of acquisition.
Ventika, S.A.P.I. de C.V. and Ventika II, S.A.P.I. de C.V.
Background and Financing. On December 14, 2016, IEnova acquired 100 percent of the equity interests in the Ventika wind power generation facilities for cash consideration of $310 million and the assumption of $610 million of existing debt. Ventika is a 252-MW wind farm located in Nuevo Leon, Mexico, that began commercial operations in April 2016. All of Ventika’s generation capacity is contracted under 20-year, U.S. dollar-denominated power purchase agreements with five private off-takers. The acquisition was funded through $50 million of net proceeds from the IEnova equity offerings that we discuss in Note 1, $250 million of borrowings against Sempra Mexico’s revolving credit facility, and $10 million of available cash at IEnova. The acquisition also included $68 million of restricted cash that represents funds set aside for servicing debt, operations, and other costs pursuant to the long-term debt agreements.
Purchase Price Allocation. We accounted for this business combination using the acquisition method of accounting whereby the total fair value of the business acquired is allocated to identifiable assets acquired and liabilities assumed based on their respective fair values, with any excess recognized as goodwill at the Sempra Mexico reportable segment. The factors contributing to the recognition of goodwill include the opportunity for us to secure a strategic position in Mexico’s emerging renewable energy market and the potential to further expand the existing wind power generation facilities. None of the goodwill is expected to be deductible in Mexico or in the United States for income tax purposes.
Valuation of Ventika’s Assets and Liabilities. The fair values of the tangible and intangible assets acquired and liabilities assumed have been recognized based on their preliminary values at the acquisition date. Significant inputs used to measure the fair values of the acquired PP&E, intangible asset, debt, and derivatives are as follows:

▪
PP&E – We applied an income approach utilizing market based discounted cash flows. We utilized the pricing included in the existing power purchase agreements, which was determined to reflect current market rates in the Mexican renewable energy market.

▪
Intangible asset – Ventika is the holder of a renewable energy transmission and consumption permit that allows it to transmit its generated power to various locations within Mexico at beneficial rates and reduces the administrative burden to manage transmitting power to off-takers. With recent renewable energy market reforms in Mexico, these transmission and consumption permits are no longer available, resulting in higher tariffs for generators. We applied an income approach based on a cash flow differential approach that measures the fair value of the transmission rights by comparing the operating expenses under the transmission and consumption permit as compared to under the new, higher tariffs. This acquired intangible asset has an amortization period of 20 years, reflecting the life of the transmission and consumption transmission permit.

▪	Debt – Utilizing an income approach, we valued debt by discounting future debt payments by a market yield commensurate with the remaining term of the loans.

▪	Derivatives – Utilizing an income approach, we valued derivatives by discounting the future interest payments under the fixed and floating rates using current market data.
Additionally, we recognized deferred income taxes on Ventika’s existing net operating losses, and for the difference between the fair values and tax bases of the net assets acquired using the Mexican statutory rate.
For substantially all other assets and liabilities, our analysis indicates that historical carrying value approximates fair value due to their short-term nature.
Impact on Operating Results. We incurred acquisition costs of $1 million in the year ended December 31, 2016, which are included in Operation and Maintenance Expense on the Sempra Energy Consolidated Statement of Operations.
For the year ended December 31, 2016, the Sempra Energy Consolidated Statement of Operations includes $4 million of revenues and $3 million of earnings (after noncontrolling interest) from Ventika since the December 14, 2016 date of acquisition.
Unaudited Pro Forma Information
The following table presents unaudited pro forma information for the years ended December 31, 2016 and 2015, combining the historical results of operations of Sempra Energy, GdC and Ventika as though the acquisitions occurred on January 1, 2015. The pro forma information is not necessarily indicative of results that would have been achieved had the businesses been combined during the periods presented or the results that we will experience going forward.

UNAUDITED PRO FORMA INFORMATION – SEMPRA ENERGY CONSOLIDATED
(Dollars in millions)
	Years ended December 31,
	2016	2015
Revenues	$10,463	$10,473
Net income	1,145	1,938
Earnings	1,058	1,641

The unaudited pro forma information above assumes:

▪
the related IEnova equity offerings, discussed above and in Note 1, occurred on January 1, 2015, which results in a change in Sempra Energy’s noncontrolling interest in IEnova from 18.9 percent to 33.6 percent for all periods presented;

▪
the proceeds from the IEnova equity offerings were used to fund the acquisitions, instead of the bridge loan that was provided by Sempra Global to IEnova for the GdC acquisition, therefore interest expense on the commercial paper borrowings supporting the bridge loan is excluded for all periods presented;

▪	interest expense on the borrowings against Sempra Mexico’s revolving credit facility began when Ventika’s commercial operations commenced in April 2016;

▪	equity earnings, net of income tax, from GdC that were previously included in Sempra Energy’s results have been excluded for both periods presented;

▪
the gain related to the remeasurement of our previously held equity interest in GdC has been included in the year ended December 31, 2015, and accordingly, the year ended December 31, 2016 was adjusted to exclude the gain; and

▪	acquisition-related transaction costs have been included in the year ended December 31, 2015, and accordingly, the year ended December 31, 2016 was adjusted to exclude them.
Most of Sempra Mexico’s operations, including GdC and Ventika, use the U.S. dollar as their functional currency.
Sempra Renewables
In July 2016, Sempra Renewables acquired a 100-percent interest in a 100-MW wind development project currently under construction in Huron County, Michigan, for a total purchase price of $22 million. The wind farm has a 15-year power purchase agreement with a load serving entity that will commence upon commercial operation, expected in late 2017.
In March 2015, Sempra Renewables invested $8 million to acquire a 100-percent interest in a 78-MW wind development project in Stearns County, Minnesota. The wind farm has a 20-year power purchase agreement with a load serving entity and began commercial operation in December 2016.
In May 2014, Sempra Renewables invested $121 million to become a 50-percent partner with Consolidated Edison Development (Con Edison Development) in four fully operating solar facilities totaling 110 MW in Tulare County and Kings County, California (collectively, the California solar partnership). The renewable power from all of the projects has been sold under long-term contracts with a load serving entity. We account for our investment in the California solar partnership under the equity method.
ASSETS HELD FOR SALE
We classify assets as held for sale when management approves and commits to a formal plan to actively market an asset for sale and we expect the sale to close within the next 12 months. Upon classifying an asset as held for sale, we record the asset at the lower of its carrying value or its estimated fair value reduced for selling costs.
Sempra Mexico
In February 2016, management approved a plan to market and sell Sempra Mexico’s TdM, a 625-MW natural gas-fired power plant located in Mexicali, Baja California, Mexico. As a result, we stopped depreciating the plant and classified it as held for sale.
In connection with the sales process, in September 2016, Sempra Mexico obtained market information indicating that the fair value of TdM may be less than its carrying value. After performing an analysis of the information, Sempra Mexico reduced the carrying value of TdM by recognizing a noncash impairment charge of $131 million ($111 million after-tax) in Impairment Losses on Sempra Energy’s Consolidated Statement of Operations. We discuss non-recurring fair value measures and the associated accounting impact on TdM in Note 10.
In connection with classifying TdM as held for sale, we recognized $8 million in income tax expense in 2016 for a deferred Mexican income tax liability related to the excess of carrying value over the tax basis. As the Mexican income tax on this basis difference is based on current carrying value, foreign exchange rates and inflation, such amount could change in future periods until the date of sale. We are actively pursuing the sale of TdM, which we expect to be completed in the second half of 2017.
At December 31, 2016, the carrying amounts of the major classes of assets and related liabilities held for sale associated with TdM are as follows:

ASSETS HELD FOR SALE AT DECEMBER 31, 2016
(Dollars in millions)
Termoeléctrica de Mexicali
Inventories	$9
Other current assets	30
Deferred income taxes	21
Property, plant and equipment, net	120
Other noncurrent assets	21
Total assets held for sale	$201

Accounts payable	$2
Other current liabilities	5
Deferred income taxes	14
Asset retirement obligations	4
Other noncurrent liabilities	22
Total liabilities held for sale	$47

DIVESTITURES
Sempra Mexico
Sale of Equity Interest
In July 2014, Sempra Mexico completed the sale of a 50-percent interest in the 155-MW first phase of its Energía Sierra Juárez wind project to a wholly owned subsidiary of InterGen N.V. for cash proceeds of $24 million, net of $2 million cash sold. Sempra Mexico recognized a pretax gain on the sale of $19 million ($14 million after-tax). Included in the deconsolidation was net PP&E of $137 million and long-term debt, including current portion, of $82 million. The gain on sale included a $7 million after-tax gain attributable to the remeasurement of the retained investment to fair value. Our remaining 50-percent interest in Energía Sierra Juárez is accounted for under the equity method.
Sempra Renewables
Rosamond Solar
In December 2015, Sempra Renewables sold its 100-percent interest in Rosamond Solar, a development project located in Antelope Valley, California for $26 million in cash. Upon completion of the sale that was comprised of $18 million of net PP&E, Sempra Renewables recognized a pretax gain of $8 million ($5 million after-tax), which is included in Gain on Sale of Assets on our Consolidated Statement of Operations.
Sale of Equity Interests
In November 2014, Sempra Renewables formed a joint venture with Con Edison Development, by selling a 50-percent interest in the 75-MW Broken Bow 2 Wind project for $58 million in cash. Included in the deconsolidation was net PP&E of $151 million and long-term debt, including current portion, of $72 million. Sempra Renewables recognized a pretax gain on the sale of $14 million ($8 million after-tax).
In March 2014, Sempra Renewables formed a joint venture with Con Edison Development, by selling a 50-percent interest in its 250-MW Copper Mountain Solar 3 solar power facility for $66 million in cash, net of $2 million cash sold. Included in the deconsolidation was net PP&E of $247 million and long-term debt, including current portion, of $97 million. Sempra Renewables recognized a pretax gain on the sale of $27 million ($16 million after-tax).
Our remaining 50-percent interests in these investments are accounted for under the equity method. Based on the nature of the underlying assets, these investments are considered in-substance real estate. Therefore, in accordance with applicable U.S. GAAP, for each of these investment transactions, the equity method investments were measured at their historical cost and no portion of the gains was attributable to a remeasurement of the retained investments to fair value. Pretax gains from the sale of our interests in these investments are included in Gain on Sale of Assets on our Consolidated Statement of Operations in 2014.
Sempra LNG & Midstream
EnergySouth Inc.
In September 2016, Sempra LNG & Midstream sold 100 percent of the outstanding equity of EnergySouth Inc. (EnergySouth), the parent company of Mobile Gas and Willmut Gas, to Spire Inc., formerly known as The Laclede Group, Inc. Sempra LNG & Midstream received cash proceeds of $318 million, net of $2 million cash sold, with the buyer assuming debt of $67 million. We recognized a pretax gain on the sale of $130 million ($78 million after-tax). As we discuss in Note 15, litigation and any associated liabilities and insurance receivable at Mobile Gas were retained by Mobile Gas at the close of the transaction.
Investment in Rockies Express
In March 2016, Sempra LNG & Midstream entered into an agreement to sell its 25-percent interest in Rockies Express to a subsidiary of Tallgrass Development, LP for cash consideration of $440 million, subject to adjustment at closing. The transaction closed in May 2016 for total cash proceeds of $443 million.
At the date of the agreement, the carrying value of Sempra LNG & Midstream’s investment in Rockies Express was $484 million. Following the execution of the agreement, Sempra LNG & Midstream measured the fair value of its equity method investment at $440 million, and recognized a $44 million ($27 million after-tax) impairment in Equity Earnings, Before Income Tax, on the Sempra Energy Consolidated Statement of Operations. We discuss non-recurring fair value measures and the associated accounting impact on our investment in Rockies Express in Note 10.
In the second quarter of 2016, Sempra LNG & Midstream permanently released pipeline capacity that it held with Rockies Express and others, as we discuss in Note 15.
Mesquite Power Plant
In April 2015, Sempra LNG & Midstream sold the remaining 625-MW block of the Mesquite Power plant that was classified as held for sale at December 31, 2014, together with a related power sales contract, for net cash proceeds of $347 million. We recognized a pretax gain on the sale of $61 million ($36 million after-tax), included in Gain on Sale of Assets on our Consolidated Statement of Operations.
Cameron LNG JV
On August 6, 2014, Sempra LNG & Midstream and its project partners, comprised of affiliates of ENGIE S.A., Mitsui & Co., Ltd., and Mitsubishi Corporation (through a related company jointly established with Nippon Yusen Kabushiki Kaisha), provided their respective final investment decision with regard to the investment in the development, construction and operation of the natural gas liquefaction export facility at the terminal in Hackberry, Louisiana, owned by Cameron LNG, LLC. The effective date of Cameron LNG JV among Sempra Energy and its project partners occurred on October 1, 2014.
Our equity in Cameron LNG JV was derived from our contribution of Cameron LNG, LLC to the joint venture at its historical carrying value. Included in the deconsolidation was net PP&E of approximately $1.0 billion. The other partners were issued equity interests in Cameron LNG JV in an aggregate of 49.8 percent. Cameron LNG, LLC thereby ceased to be wholly owned by Sempra LNG & Midstream, which retained a 50.2-percent interest in Cameron LNG JV. As of the October 1, 2014 effective date, Sempra LNG & Midstream began to account for its investment in Cameron LNG JV under the equity method. Sempra Energy did not recognize a gain or loss related to the contribution of Cameron LNG, LLC. We provide additional information concerning the Cameron LNG JV in Note 4.
The following table summarizes the deconsolidation of the following previously wholly owned subsidiaries:
2016:

▪	EnergySouth
2014:

▪	Energía Sierra Juárez

▪	Broken Bow 2 Wind

▪	Copper Mountain Solar 3

▪	Cameron LNG, LLC

DECONSOLIDATION OF SUBSIDIARIES
(Dollars in millions)
	Years ended December 31,
	2016	2014
Proceeds, net of transaction costs	$304	$152
Cash	(2)	(10)
Restricted cash	—	(5)
Inventory	(3)	—
Other current assets	(14)	(23)
Regulatory assets	(12)	—
Goodwill	(72)	—
Property, plant and equipment, net	(199)	(1,557)
Other noncurrent assets	(53)	(65)
Accounts payable and accrued expenses	12	188
Due to affiliates	—	39
Other current liabilities	13	—
Long-term debt, including current portion	67	251
Deferred income taxes	36	—
Regulatory liabilities	23	—
Asset retirement obligations	12	—
Other noncurrent liabilities	18	12
Accumulated other comprehensive income	—	(7)
Gain on sale of business and equity interests(1)	(130)	(60)
(Increase) in equity method investments upon
deconsolidation	$—	$(1,085)

(1)	Included in Gain on Sale of Assets on our Consolidated Statements of Operations.